UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 12, 2009

LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway New York, New York	10018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 12, 2009, Liz Claiborne, Inc., a Delaware corporation (the “Company”), entered into an Amended and Restated Credit Agreement in order to amend and extend its existing bank revolving credit facility (the “Amended Credit Agreement”). J.P. Morgan Securities Inc. and Banc of America Securities LLC were Joint Lead Arrangers for the Amended Credit Agreement.
The terms and conditions of the Amended Credit Agreement provide for a reduction in the facility size to $600 million from $750 million, an extension of the maturity date to May 31, 2011, a secured asset-based structure, the elimination of the leverage covenant and asset coverage covenant and an increase in fees and interest rates. The facility may continue to be used for working capital and general corporate purposes and will back both trade and standby letters of credit in addition to the Company’s synthetic lease.
The Amended Credit Agreement revises the calculation and required coverage levels of the fixed charge financial covenant which will be calculated on a rolling twelve month basis and must exceed 1.25 times the ratio of consolidated EBITDA less capital expenditures divided by fixed charges (all as defined in the Amended Credit Agreement) through November 2009, stepping up to a minimum coverage of 1.50 times from December 2009 through the maturity of the facility. Further details are contained in the Amended Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and in the press release dated January 13, 2009 (the “Press Release”), which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
The Press Release also updates certain non-GAAP guidance regarding the Company’s financial performance during the three months ended January 3, 2009.
Information in this Item 2.02 and Exhibit 99.1 of Item 9.01 below shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated January 12, 2009, among the Company, Mexx Europe B.V., and Liz Claiborne Canada Inc., as Borrowers, the several subsidiary guarantors party thereto, the several lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and U.S. Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, Bank of America, N.A. and Suntrust Bank, as Syndication Agents, Wachovia Bank, National Association as Documentation Agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers, and J.P. Morgan Securities Inc., Banc of America Securities LLC, and Wachovia Capital Markets, LLC, as Joint Bookrunners.

99.1	Press Release, dated January 13, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President — Chief Legal Officer; General Counsel and Secretary

Date: January 14, 2009